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                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and 0-11

       (1)    Title of each class of securities to which transaction applies:
              __________________________________________________________________

       (2)    Aggregate number of securities to which transaction applies:
              __________________________________________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
              __________________________________________________________________

       (4)    Proposed maximum aggregate value of transaction:
              __________________________________________________________________

       (5)    Total fee paid:
              __________________________________________________________________

[ ]    Fee paid previously with preliminary materials:__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:
              ______________________________________________

       (2)    Form, Schedule or Registration Statement No.:
              ______________________________________________

       (3)    Filing Party:
              ______________________________________________

       (4)    Date Filed:
              ______________________________________________

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

                    100 Park Avenue, New York, New York 10017
                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 221-2450
            For questions about the proposals or voting your shares,
             please call Georgeson Shareholder Communications, Inc.,
               the Fund's proxy solicitor, toll-free at [       ].

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 1, 2002

To the Shareholders:

      A Special Meeting of Shareholders (the "Meeting") of Seligman Communications and Information Fund, Inc., a Maryland corporation (the "Fund"), will be held at 100 Park Avenue, on November 1, 2002 at 10:00 A.M., for the following purposes:

    (1) To elect twelve Directors;

    (2) To ratify or reject the selection of Deloitte & Touche LLP as auditors of the Fund for 2002;

    (3) To act on proposals to amend or eliminate certain of the Fund's fundamental investment restrictions; and

    (4) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

      The close of business on August 30, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                             By order of the Board of Directors,

                                             /s/ Frank J. Nasta
                                             -------------------------------
                                                 Secretary

Dated:  New York, New York, September ____, 2002

                                  ------------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                                                             September ___, 2002

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT

                                     FOR THE
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2002


      This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Communications and Information Fund, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 100 Park Avenue, on November 1, 2002. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about September ___, 2002.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your executed Proxy without instructions, your shares will be voted (i) for the election of twelve Directors, (ii) for the ratification of the selection of auditors, (iii) for proposals to amend or eliminate certain of the Fund's fundamental investment restrictions, and (iv) at the discretion of the Proxy holders, on such other matters as may lawfully come before the Meeting or any adjournment thereof. You may revoke your Proxy at any time prior to its exercise by written notice to the Fund (Attention: Secretary), subsequent execution and return of another Proxy prior to the Meeting, submitting a subsequent telephone vote, submitting a subsequent internet vote or giving notice in person at the Meeting.

      The close of business on August 30, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Fund had outstanding 123,090,283 shares of Class A capital stock, 54,136,842 shares of Class B capital stock, 11,520,527 shares of Class C capital stock, 39,978,443 shares of Class D capital stock and 589,829 shares of Class I capital stock, each share being entitled to one vote. All such classes will vote together as a single class on all matters brought before the Meeting.

      For all matters on which a vote of a majority of the Fund's shares outstanding and entitled to vote is required (Proposal 3), an abstention or broker non-vote will have the same effect as a vote against the proposal. For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required (Proposal 2) and for the election of Directors (Proposal 1), an abstention or broker non-vote will not be considered a vote cast.

      In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by November 1, 2002, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

      The Fund's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Fund's distributor is Seligman Advisors, Inc. The Fund's shareholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Fund will furnish, without charge, a copy of its most recent annual report to any shareholder upon request to Seligman Data Corp. at 1-800-221-2450.

      If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Fund undertakes to deliver promptly a separate copy of the Proxy Statement for a separate account upon written or oral request.


                            A. ELECTION OF DIRECTORS
                            ------------------------
                                  (Proposal 1)

      The Fund's Board of Directors (the "Board") is presently comprised of twelve Directors. At the Meeting, these Directors will be nominated for election to hold office until the next meeting at which Director elections are held or until their successors are elected and qualify.

      It is the intention of the persons named in the accompanying form of Proxy to vote for the election of John R. Galvin, Paul C. Guidone, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, Leroy C. Richie, James Q. Riordan, Robert L. Shafer, James N. Whitson and Brian T. Zino. Each of the foregoing individuals has consented to be a nominee. Each of the nominees, with the exception of Messrs. Guidone and Richie, previously has been elected by the shareholders at the Fund's special meeting of shareholders held in 1995. Messrs. Guidone and Richie were elected by the Board on May 16, 2002 and September 21, 2000, respectively. Each of the nominees has been recommended by the Director Nominating Committee of the Board.

      Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, Proxies will be voted for the persons the Board recommends.

Information about each of the Directors of the Fund appears below.

                   INFORMATION REGARDING NOMINEES FOR ELECTION

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
  NAME (AGE) AND       LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,       BE OVERSEEN
POSITION WITH FUND*  SERVED AS DIRECTOR           DIRECTORSHIPS AND OTHER INFORMATION           BY DIRECTOR
-------------------  ------------------   --------------------------------------------------   -------------
INDEPENDENT DIRECTOR NOMINEES

  John R. Galvin (73)   1995 to Date      DEAN   EMERITUS,   FLETCHER   SCHOOL  OF  LAW  AND        61
       DIRECTOR                           DIPLOMACY  AT  TUFTS  UNIVERSITY,   MEDFORD,   MA.
                                          General Galvin is a Director or Trustee of each of
    [PHOTO OMITTED]                       the investment  companies of the Seligman Group of
                                          Funds.+  He  is  also  Chairman  Emeritus  of  the
                                          American  Council on  Germany.  He was  formerly a
                                          Governor of the Center for Creative Leadership;  a
                                          Director  of   Raytheon   Company   (defense   and
                                          commercial  electronics);  and a  Trustee  of  the
                                          Institute for Defense Analysis.  From June 1987 to
                                          June 1992,  he was the Supreme  Allied  Commander,
                                          Europe and the  Commander-in-Chief,  United States
                                          European Command.

 Alice S. Ilchman (67)  1991 to Date      PRESIDENT   EMERITUS,   SARAH  LAWRENCE   COLLEGE,        61
       DIRECTOR                           BRONXVILLE,  NY.  Dr.  Ilchman  is a  Director  or
                                          Trustee of each of the investment companies of the
    [PHOTO OMITTED]                       Seligman  Group of Funds.+ She is also Director of
                                          the Jeannette K. Watson Summer Fellowships (summer
                                          internships  for college  students);  a Trustee of
                                          Save  the  Children  (nonprofit   child-assistance
                                          organization)   and  the  Committee  for  Economic
                                          Development; a Governor of the Court of Governors,
                                          London School of Economics;  and a Director of the
                                          Public   Broadcasting   Service  (PBS).   She  was
                                          formerly   the   Chairman   of   the   Rockefeller
                                          Foundation (charitable  foundation) and a Director
                                          of New York Telephone Company.

Frank A. McPherson (69) 1995 to Date      RETIRED  CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE        61
       DIRECTOR                           OFFICER OF KERR-MCGEE CORPORATION,  OKLAHOMA CITY,
                                          OK (A DIVERSIFIED  ENERGY COMPANY).  Mr. McPherson
    [PHOTO OMITTED]                       is a Director or Trustee of each of the investment
                                          companies of the  Seligman  Group of Funds.+ He is
                                          also a  Director  of  Conoco  Inc.  (oil  and  gas
                                          exploration  and   production),   Integris  Health
                                          (owner of various hospitals),  BOK Financial (bank
                                          holding  company),  Oklahoma Chapter of the Nature
                                          Conservancy, Oklahoma Medical Research Foundation,
                                          Boys and Girls Clubs of  Oklahoma,  Oklahoma  City
                                          Public Schools Foundation and Oklahoma  Foundation
                                          for  Excellence  in  Education.  He was formerly a
                                          Director of Kimberly-Clark  Corporation  (consumer
                                          products).

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
  NAME (AGE) AND       LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,       BE OVERSEEN
POSITION WITH FUND*  SERVED AS DIRECTOR           DIRECTORSHIPS AND OTHER INFORMATION           BY DIRECTOR
-------------------  ------------------   --------------------------------------------------   -------------
  John E. Merow (72)    1982 to Date      RETIRED  CHAIRMAN AND SENIOR  PARTNER,  SULLIVAN &        61
       DIRECTOR                           CROMWELL,  NEW YORK, NY (LAW FIRM). Mr. Merow is a
                                          Director  or  Trustee  of each  of the  investment
                                          companies of the  Seligman  Group of Funds.+ He is
                                          also a Director of Commonwealth  Industries,  Inc.
    [PHOTO OMITTED]                       (manufacturer   of   aluminum   sheet   products);
                                          Director  and  Treasurer  of  the  Foreign  Policy
                                          Association;  Director  Emeritus of the  Municipal
                                          Art Society of New York;  Trustee and Secretary of
                                          the  U.S.  Council  for  International   Business;
                                          Trustee of New York-Presbyterian Hospital; Trustee
                                          and  Vice   Chairman   of  New   York-Presbyterian
                                          Healthcare  System,  Inc.;  and a  Member  of  the
                                          American  Law  Institute  and  Council  on Foreign
                                          Relations.

 Betsy S. Michel (60)   1984 to Date      ATTORNEY,  GLADSTONE, NJ. Ms. Michel is a Director        61
       DIRECTOR                           or Trustee of of the  investment  companies of the
                                          Seligman  Group of Funds.+ She is a Trustee of the
                                          Geraldine   R.   Dodge   Foundation    (charitable
    [PHOTO OMITTED]                       foundation) and World Learning,  Inc.  (charitable
                                          foundation).  She  was  formerly  Chairman  of the
                                          Board of Trustees of St. George's School (Newport,
                                          RI).

 Leroy C. Richie (60)   2000 to Date      CHAIRMAN AND CHIEF EXECUTIVE  OFFICER, Q STANDARDS        60
       DIRECTOR                           WORLDWIDE,   INC.,  BIRMINGHAM,   MI  (LIBRARY  OF
                                          TECHNICAL STANDARDS).  Mr. Richie is a Director or
                                          Trustee of each of the investment companies of the
    [PHOTO OMITTED]                       Seligman  Group of Funds,+  with the  exception of
                                          Seligman Cash  Management  Fund, Inc. He is also a
                                          Director of Kerr-McGee  Corporation (a diversified
                                          energy  company) and  Infinity,  Inc. (oil and gas
                                          services  and   exploration);   and  Director  and
                                          Chairman  of  Highland  Park   Michigan   Economic
                                          Development Corp. He was formerly a Trustee of New
                                          York  University  Law  Center   Foundation;   Vice
                                          Chairman  of the  Detroit  Medical  Center and the
                                          Detroit  Economic  Growth  Corp;  and Chairman and
                                          Chief   Executive   Officer  of  Capital   Coating
                                          Technologies, Inc. (applied coating technologies).
                                          From  1990  through  1997,  Mr.  Richie  was  Vice
                                          President and General  Counsel,  Automotive  Legal
                                          Affairs, of Chrysler Corporation.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
  NAME (AGE) AND       LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,       BE OVERSEEN
POSITION WITH FUND*  SERVED AS DIRECTOR           DIRECTORSHIPS AND OTHER INFORMATION           BY DIRECTOR
-------------------  ------------------   --------------------------------------------------   -------------
 James Q. Riordan (75)  1991 to Date      DIRECTOR,  VARIOUS ORGANIZATIONS,  STUART, FL. Mr.        61
       DIRECTOR                           Riordan  is a  Director  or Trustee of each of the
                                          investment  companies  of the  Seligman  Group  of
                                          Funds.+  He is also a  Director  or Trustee of the
    [PHOTO OMITTED]                       Houston  Exploration Company (oil exploration) and
                                          the  Committee  for Economic  Development.  He was
                                          formerly  Vice   Chairman  of  Mobil   Corporation
                                          (petroleum and petrochemicals); Co-Chairman of the
                                          Policy Council of the Tax  Foundation;  a Director
                                          and President of Bekaert  Corporation  (high-grade
                                          steel  cord,  wire and  fencing  products);  and a
                                          Director or Trustee of Tesoro Petroleum Companies,
                                          Inc.,  Dow Jones &  Company,  Inc.  (business  and
                                          financial news), KeySpan Corporation  (diversified
                                          energy and electric company),  the Brooklyn Museum
                                          and the Public Broadcasting Service (PBS).

 Robert L. Shafer (70)  1982 to Date      RETIRED VICE  PRESIDENT OF PFIZER INC.,  NEW YORK,        61
       DIRECTOR                           NY (PHARMACEUTICALS).  Mr. Shafer is a Director or
                                          Trustee of each of the investment companies of the
    [PHOTO OMITTED]                       Seligman  Group of Funds.+ From 1987 through 1997,
                                          Mr.  Shafer was a Director  of USLIFE  Corporation
                                          (life insurance).

 James N. Whitson (67)  1993 to Date      RETIRED   EXECUTIVE   VICE   PRESIDENT  AND  CHIEF        61
       DIRECTOR                           OPERATING  OFFICER OF SAMMONS  ENTERPRISES,  INC.,
                                          DALLAS,  TX  (DIVERSIFIED  HOLDING  COMPANY).  Mr.
                                          Whitson  is a  Director  or Trustee of each of the
    [PHOTO OMITTED]                       investment  companies  of the  Seligman  Group  of
                                          Funds.+ He is also a Director  and  Consultant  of
                                          Sammons Enterprises, Inc. and a Director of C-SPAN
                                          (cable  television  networks) and CommScope,  Inc.
                                          (manufacturer of coaxial cable).

                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                                                                                             FUND
                                                                                                          COMPLEX TO
  NAME (AGE) AND             LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,          BE OVERSEEN
POSITION WITH FUND*        SERVED AS DIRECTOR           DIRECTORSHIPS AND OTHER INFORMATION              BY DIRECTOR
-------------------        ------------------   --------------------------------------------------      -------------
INTERESTED DIRECTOR NOMINEES

Paul C. Guidone**(44)        May 2002 to Date   MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER, J.           60
     DIRECTOR                                   & W. SELIGMAN & CO.  INCORPORATED,  NEW YORK,  NY.
                                                Mr.  Guidone is a  Director  or Trustee of each of
                                                the investment  companies of the Seligman Group of
                                                Funds,+  with  the   exception  of  Seligman  Cash
    [PHOTO OMITTED]                             Management  Fund,  Inc. He is also a member of the
                                                Association of Investment Management and Research,
                                                the New York Society of Security  Analysts and the
                                                London Society of Investment Professionals. He was
                                                formerly Deputy Chairman and Group Chief Executive
                                                Officer of HSBC  Asset  Management  and,  prior to
                                                that,   Managing  Director  and  Chief  Investment
                                                Officer of Prudential Diversified Investments.

William C. Morris** (64)     1988 to Date       CHAIRMAN, J. & W. SELIGMAN & CO. INCORPORATED, NEW           61
     DIRECTOR, CHAIRMAN                         YORK,   NY.  Mr.  Morris  is  Chairman  and  Chief
     OF  THE  BOARD AND                         Executive   Officer  of  each  of  the  investment
     CHIEF EXECUTIVE                            companies  of  the   Seligman   Group  of  Funds;+
         OFFICER                                Chairman of Seligman  Advisors,  Inc. and Seligman
                                                Services, Inc. (broker-dealer);  and a Director of
    [PHOTO OMITTED]                             Seligman  Data Corp.  He is also Chairman of Carbo
                                                Ceramics Inc.  (manufacturer of ceramic  proppants
                                                for  oil  and  gas  industry)  and a  Director  of
                                                Kerr-McGee   Corporation  (a  diversified   energy
                                                company).

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
  NAME (AGE) AND       LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,       BE OVERSEEN
POSITION WITH FUND*  SERVED AS DIRECTOR           DIRECTORSHIPS AND OTHER INFORMATION           BY DIRECTOR
-------------------  ------------------   --------------------------------------------------   -------------
 Brian T. Zino** (49)   1993 to Date      DIRECTOR  AND  PRESIDENT,  J. & W.  SELIGMAN & CO.        61
DIRECTOR AND PRESIDENT                    Incorporated,  New York, NY. Mr. Zino is President
                                          of  each  of  the  investment   companies  of  the
                                          Seligman  Group of Funds,+  with the  exception of
                                          Seligman Quality Municipal Fund, Inc. and Seligman
    [PHOTO OMITTED]                       Select  Municipal Fund, Inc. He is also a Director
                                          or Trustee of each of the investment  companies of
                                          the Seligman Group of Funds;  Chairman of Seligman
                                          Data Corp.;  and a Director of Seligman  Advisors,
                                          Inc. and Seligman Services, Inc.  (broker-dealer).
                                          He is also a Member of the Board of  Governors  of
                                          the Investment  Company  Institute and Chairman of
                                          ICI Mutual Insurance Company.

----------
+ The Seligman Group of Funds consists of twenty-three registered investment companies (comprising sixty-one portfolios), including the Fund.
* The address for each nominee is 100 Park Avenue, New York, New York 10017. ** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with the Manager and its affiliates.

      Mr. Whitson is a director and executive committee member of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND AND FUNDS OF COMPLEX

    As of September ___, 2002, the nominees beneficially owned shares of the Fund and the investment companies of the Seligman Group of Funds as follows:

                                                                      AGGREGATE DOLLAR RANGE OF SHARES OWNED IN
                                DOLLAR RANGE OF COMMON SHARES OF THE     FUNDS OVERSEEN OR TO BE OVERSEEN BY
        NAME OF NOMINEE                 FUND OWNED BY NOMINEE                 NOMINEE IN SELIGMAN GROUP
        ---------------         ------------------------------------  -----------------------------------------
INDEPENDENT DIRECTOR NOMINEES

John R. Galvin
Alice S. Ilchman
Frank A. McPherson
John E. Merow
Betsy S. Michel
Leroy C. Richie
James Q. Riordan
Robert L. Shafer
James N. Whitson

INTERESTED DIRECTOR NOMINEES

Paul C. Guidone
William C. Morris
Brian T. Zino

    As of September ___, 2002, all Directors and officers of the Fund as a group owned beneficially less than 1% of the Fund's shares.

    As of September ___, 2002, none of the independent Director nominees or their immediate family members owned any shares of the Manager or Seligman
Advisors, Inc. or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Seligman Advisors, Inc.

BOARD COMMITTEES

      The Board of Directors met six times during the Fund's 2001 fiscal year. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

      BOARD OPERATIONS COMMITTEE. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of legal counsel for the Fund. The Committee met five times during the Fund's 2001 fiscal year. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, Dr. Ilchman and Ms. Michel.

      AUDIT COMMITTEE. This Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met twice during the Fund's 2001 fiscal year. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie and Ms. Michel.

      DIRECTOR NOMINATING COMMITTEE. This Committee recommends to the Board persons to be nominated for election as Directors by the shareholders and selects and proposes nominees for election by the Board between shareholder meetings. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met once during the Fund's 2001 fiscal year. Members of this Committee are Messrs. Shafer (Chairman), McPherson and Riordan, and Dr. Ilchman.

EXECUTIVE OFFICERS OF THE FUND

      Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

   NAME (AGE) AND POSITION      TERM OF OFFICE AND
       WITH THE FUND*         LENGTH OF TIME SERVED**       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------
Paul H. Wick (39)                  1990 to Date           Mr. Wick is a Director and Managing Director of
VICE PRESIDENT AND                                        the  Manager.  He is  also  Vice  President  of
PORTFOLIO MANAGER                                         Seligman Portfolios, Inc. and Portfolio Manager
                                                          of   its    Communications    and   Information
                                                          Portfolio.  He joined the Manager in 1987 as an
                                                          Associate in Investment Research.

Lawrence P. Vogel (46)           VP: 1992 to Date         Mr.   Vogel  is  Senior  Vice   President   and
VICE PRESIDENT                  Treas: 2000 to Date       Treasurer, Investment Companies, of the Manager
AND TREASURER                                             and is Vice  President and Treasurer of each of
                                                          the investment  companies of the Seligman Group
                                                          of Funds  and of  Seligman  Data  Corp.  He was
                                                          formerly Senior Vice President, Finance, of the
                                                          Manager,  Seligman Advisors,  Inc. and Seligman
                                                          Data Corp.;  Vice  President  and  Treasurer of
                                                          Seligman International, Inc.; Vice President of
                                                          Seligman  Services,   Inc.;  and  Treasurer  of
                                                          Seligman Henderson Co.

Thomas G. Rose (44)                2000 to Date           Mr. Rose is Senior Vice President,  Finance, of
VICE PRESIDENT                                            the  Manager,   Seligman  Advisors,   Inc.  and
                                                          Seligman  Data Corp.  He is Vice  President  of
                                                          each  of  the   investment   companies  of  the
                                                          Seligman  Group  of  Funds.  He  is  also  Vice
                                                          President of Seligman  International,  Inc. and
                                                          Seligman  Services,   Inc.  Formerly,   he  was
                                                          Treasurer of each of the  investment  companies
                                                          of the  Seligman  Group of Funds  and  Seligman
                                                          Data Corp.

   NAME (AGE) AND POSITION      TERM OF OFFICE AND
       WITH THE FUND*         LENGTH OF TIME SERVED**       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------
Frank J. Nasta (37)                1994 to Date           Mr.  Nasta  is  General  Counsel,  Senior  Vice
SECRETARY                                                 President,  Law and  Regulation  and  Corporate
                                                          Secretary  of the  Manager.  He is Secretary of
                                                          each  of  the   investment   companies  of  the
                                                          Seligman  Group of Funds.  He is also Corporate
                                                          Secretary of Seligman Advisors,  Inc., Seligman
                                                          Services,  Inc., Seligman  International,  Inc.
                                                          and  Seligman   Data  Corp.   He  was  formerly
                                                          Corporate Secretary of Seligman Henderson Co.

----------
* The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.
** All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

REMUNERATION OF DIRECTORS AND OFFICERS

    Directors of the Fund who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Fund and the other investment companies in the Seligman Group of Funds. For the fiscal year ended December 31, 2001, the Fund paid each Director a retainer fee of $ ___ per year. In addition, such Directors are paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephone attendance at certain meetings), the amount of which is shared by the Fund and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Directors may elect to defer receipt of their fees pursuant to the Fund's Deferred Compensation Plan for Directors. Total directors' fees paid by the Fund for the fiscal year ended December 31, 2001 were as follows:

NUMBER OF DIRECTORS      CAPACITY IN WHICH REMUNERATION        AGGREGATE DIRECT
      IN GROUP                    WAS RECEIVED                   REMUNERATION
--------------------------------------------------------------------------------
         10           Directors and Members of Committees          $109,530

      Director's attendance, retainer and/or committee fees paid to each Director during fiscal 2001 were as follows:

                        AGGREGATE     PENSION OR RETIREMENT BENEFITS  TOTAL COMPENSATION FROM
                      COMPENSATION        ACCRUED AS PART OF FUND          FUND AND FUND
NAME                    FROM FUND                EXPENSES                    COMPLEX*
----                  ------------    ------------------------------  -----------------------
John R. Galvin           $ 11,156                   -0-                       $94,500
Alice S. Ilchman           11,201                   -0-                        88,500
Frank A. McPherson         11,130                   -0-                        90,000
John E. Merow+             11,156                   -0-                        94,500
Betsy S. Michel            11,156                   -0-                        91,500
James C. Pitney+           11,102                   -0-                        87,000
Leroy C. Richie             9,297                   -0-                        90,000
James Q. Riordan           11,102                   -0-                        87,000
Robert L. Shafer           11,074                   -0-                        85,500
James N. Whitson+          11,156                   -0-                        93,000
                         --------
                         $109,530
                         ========

      No compensation is paid by the Fund to Directors or officers of the Fund who are employees of the Manager.

----------
* In fiscal year 2001 there were twenty-three registered investment companies (comprising sixty-one portfolios) of the Seligman Group of Funds.
+ Mr. Merow, who had deferred receiving his fees from the Fund and other investment companies of the Seligman Group of Funds from 1991 up to 1997, had a balance as of December 31, 2001 of $___, with respect to the Fund, in his deferred plan account, including earnings. Mr. Pitney, who had deferred receiving his fees from the Fund and other investment companies of the Seligman Group of Funds from 1991 up to 1993, had a balance as of December 31, 2001 of $___, with respect to the Fund, in his deferred plan account, including earnings. Mr. Pitney retired from the Board effective May 16, 2002. Since 1993, Mr. Whitson has elected to defer receiving his fees from the Fund and other investment companies of the Seligman Group of Funds. As of December 31, 2001, Mr. Whitson had deferred $___, with respect to the Fund, including earnings.

      The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of each of the nominees.


            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTOR OF THE FUND.


              B. RATIFICATION OR REJECTION OF SELECTION OF AUDITORS
              -----------------------------------------------------
                                  (Proposal 2)

      The Audit Committee of the Board has recommended, and the Board, including a majority of those members who are not "interested persons" of the Fund (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Fund for 2002. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

      Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. Deloitte & Touche LLP has audited the semi-annual and annual financial statements of the Fund and provided tax-related services to the Fund. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc., an affiliate of the Manager, and Seligman Data Corp., the shareholder service agent for the Fund, which is partially owned by the Fund (together, the "Affiliated Service Providers").

      In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Fund of non-audit services to the Fund or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.


                          FEES FOR SERVICES TO THE FUND

      AUDIT FEES. For the fiscal year ended December 31, 2001, the fee for professional services rendered for the audits of the semi-annual and annual financial statements was $71,500.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

      ALL OTHER FEES. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $2,000 for tax-related services.


              FEES FOR SERVICES TO THE AFFILIATED SERVICE PROVIDERS

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

      ALL OTHER FEES. For the fiscal year ended December 31, 2001, Deloitte & Touche LLP was also paid approximately $119,800 for all other non-audit services rendered on behalf of the Manager, Seligman Advisors, Inc. and Seligman Data Corp. Of this amount, $87,500 related to attestation and internal control compliance testing, $11,800 related to tax compliance and consultation services and $20,500 related to other services.

      The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.


  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE
          SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS OF THE FUND.


            C. PROPOSALS TO AMEND OR ELIMINATE CERTAIN OF THE FUND'S
                       FUNDAMENTAL INVESTMENT RESTRICTIONS
            --------------------------------------------------------
                             (Proposals 3(a) - 3(m))

      The Board has approved, and recommends that shareholders of the Fund approve, the amendment or, in some cases, the elimination of certain fundamental restrictions of the Fund.

      The 1940 Act requires all mutual funds to adopt certain specific investment restrictions, referred to as "fundamental" restrictions, that may be changed only by shareholder vote. The Board has analyzed each of the Fund's current fundamental restrictions and concluded that most of them should be revised or eliminated. The proposed restrictions are intended to provide the Fund with greater flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable the Fund to operate more efficiently and make it easier to monitor its own compliance.

      The  proposed  revisions  to  the  Fund's  fundamental   restrictions  are
described below. The proposals are organized in three categories:

      o   Fundamental restrictions that the Board recommends amending,

      o Fundamental restrictions that the Board recommends eliminating because it has adopted a similar non-fundamental restriction, and

      o   Fundamental restrictions that the Board recommends eliminating.

      Non-fundamental restrictions may be adopted and changed by the Board without shareholder action, avoiding delays and costs to the Fund. The advantages of making a restriction non-fundamental are discussed below.

      Exhibit A contains those of the Fund's current fundamental restrictions for which changes are proposed and the corresponding amendments, eliminations or replacement non-fundamental restrictions that are proposed. Shareholders are requested to vote on each proposal separately.

      Although the proposed changes will allow the Fund greater flexibility to respond to future investment opportunities, most of the proposed changes are not expected to modify the way the Fund is currently managed. The Manager has recommended to the Board and the Board has authorized the Fund, subject to shareholder approval, to invest in other investment companies and certain options for certain limited purposes in managing the Fund, as discussed below. However, the use of any other types of options or any other types of derivative instruments is subject to the prior approval of the Board. The Board does not anticipate that the proposed changes, individually or in the aggregate, will materially change the level of risk associated with investing in the Fund, although the use of certain commodities and options contracts by the Fund would involve the risk of loss, and to the extent the Board, in the future, authorizes the use of other investment techniques their use may result in losses to the Fund. Nor does the Board anticipate that the proposed changes will, individually or in the aggregate, materially change the manner in which the Fund is managed. If they are adopted, the Fund will interpret the new restrictions in light of existing and future rules and orders of the Securities and Exchange Commission ("SEC"), and SEC staff interpretations of relevant law.

      For each of the following proposals, the affirmative vote of a majority of the outstanding voting securities of the Fund is required for the adoption of such proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If any proposal is not approved by shareholders, then the applicable current fundamental restriction, as set forth in Exhibit A, will remain unchanged.

               PROPOSALS TO AMEND CERTAIN FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the revisions to each of the following fundamental restrictions. Each proposed fundamental restriction is formulated to ensure compliance with all applicable laws and to provide the Fund with greater flexibility so as to respond to future legal, regulatory, market or technical changes. The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. Fundamental restrictions may be changed only by a vote of the shareholders.


PROPOSAL 3(a): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

      The Fund currently has a fundamental restriction that prohibits it from purchasing or selling commodities and commodity contracts.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the Fund to purchase or sell commodities or commodities contracts to the extent permissible under applicable law and interpretations, as they may be amended from time to time. The Manager is currently not aware of any laws that restrict the Fund's ability to purchase or sell commodities or commodities contracts, although the Fund would be required to satisfy certain requirements as described in Proposal 3(c) in order to purchase or sell such instruments. In addition, regulation under the Commodity Exchange Act provides an exclusion from the definition of "commodity pool" for a registered investment company, such as the Fund, provided that the investment company's transactions in commodities and commodities contracts are for the purpose of hedging (to protect a portfolio against declines in value) or fall within specified limits and certain other requirements are satisfied. The Board has adopted a non-fundamental restriction, set forth in Exhibit A, that the Fund may invest in commodities and commodities contracts only to the extent permissible under this exemption. The Board has also adopted a non-fundamental policy regarding the Fund's use of derivatives, including certain commodity interests, pursuant to which the Manager must seek Board approval for the Fund to engage in transactions in options and other derivatives if they are of a type that the Fund has not previously utilized.

      Commodity interests may include physical commodities such as wheat, cotton, rice and corn (in which the Fund has no intention of investing), and financial futures contracts, including those related to currencies, securities, indices of securities or interest rates. If a fund buys a financial futures contract, and the contract is settled in cash, it obtains the right to receive (or, if the fund sells the contract, the fund is obligated to pay) the cash difference between the contract price for the underlying asset or index and the future market price, or index value, if the future market price or index value is higher. If the future market price or index value is lower, the fund is obligated to pay (or, if the fund sold the contract, the fund is entitled to receive) the amount of the decrease. If the financial futures contract is physically settled, the fund must buy (if the fund has purchased the futures contract) or sell (if the fund has sold the futures contract) a specified quantity of underlying assets at a specified price on the settlement date of the contract. In addition, options may be purchased and sold on futures contracts. Funds typically utilize financial futures contracts and options related to such contracts for hedging or investment purposes.

      If shareholders approve this proposal, the Manager intends to seek Board approval for the Fund to utilize certain futures contracts and options thereon and potentially other types of derivative instruments that could be viewed as commodities or commodities contracts, from time to time, if appropriate hedging or investment opportunities arise. These transactions would be for hedging or investment purposes, and the use of any new type of commodity would be subject to prior approval of the Board and further subject to the limits imposed by the exemption from the Commodity Exchange Act, as described above. Using these financial instruments and similar instruments for investment purposes can involve substantial risks. For example, derivative instruments can present investment risk to the Fund if the Manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, the Fund could lose substantially more than this original margin deposit. Therefore, such instruments will be utilized only if the Manager and the Board determine that their use is advisable and does not present undue risk to the Fund, and only after any of those activities are described in the Fund's Prospectus or Statement of Additional Information filed with the SEC.


PROPOSAL 3(b): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING THE PURCHASE OF SECURITIES ON MARGIN

      The Fund currently has a fundamental restriction that prohibits it from purchasing securities on margin.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to provide that the Fund may not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemption therefrom which may be granted by the SEC.

      A purchase on margin involves a loan from the broker-dealer arranging the transaction and the margin is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. The purchase of securities on margin involves leveraging, which would increase the volatility of a fund's portfolio. In addition, if securities purchased on margin decline in value, a fund could be subject to a "margin call", pursuant to which the fund must either deposit additional cash collateral with the broker-dealer or suffer mandatory liquidation of the pledged collateral.

      The purchase of securities on margin is effectively prohibited by the 1940 Act, so modifying this restriction will not have an immediate effect on the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Manager does not currently intend to seek Board approval for margin purchases. However, it may wish to do so in the future if the regulatory environment changes and appropriate investment opportunities arise.


PROPOSAL 3(c): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING BORROWING

      The Fund currently has a fundamental restriction that prohibits it from borrowing money, except in an amount not to exceed one-third of the value of its total assets less liabilities other than such borrowing.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the Fund to issue senior securities or borrow money to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (e.g., short sales, buying and selling financial futures contracts and selling put and call options) provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The proposed amendment to this fundamental restriction would not affect the Fund's ability to engage in such transactions.

      The Fund's present fundamental restriction on borrowing is similar to the limitations imposed by the 1940 Act. The principal difference is that the 1940 Act permits a fund to borrow up to an additional 5% of its total assets for temporary purposes. This temporary borrowing may be from a bank or other sources. There are risks associated with borrowing. For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and the interest expense will raise the overall expenses of the fund and reduce its returns. The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount. A fund could also be forced to sell securities at inopportune times to repay borrowings as they become due.

      Currently, the Fund's only arrangement for borrowing is its participation in a joint committed line of credit shared by most of the mutual funds in the Seligman Group, which these funds use from time to time for temporary purposes such as meeting redemption requests. The Manager has no current plans for the Fund to issue senior securities or engage in additional or temporary borrowings other than temporary borrowings under the line of credit. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.


PROPOSAL 3(d): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING LENDING

      The Fund currently has a fundamental restriction that prohibits it from making loans, with the exception of loans of portfolio securities. Other exceptions to this restriction include the purchase of notes, bonds or other evidences of indebtedness, and the entry into repurchase agreements or deposits with banks, to the extent that these may be considered loans.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the Fund to make loans to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. The 1940 Act generally prohibits funds from making loans to affiliated persons. The Manager is currently not aware of any other restrictions on the Fund's ability to make loans.

      Lending of portfolio securities may result in income to the Fund, but there may be delays in the recovery of loaned securities or a loss of rights in the collateral should the borrower fail financially. Repurchase agreements may expose the Fund to certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest.

      The Manager may in the future recommend to the Board and to the boards of directors of certain other funds in the Seligman Group that the funds enter into a credit agreement that permits the funds to lend money to each other and borrow money from each other. A credit agreement among affiliated funds can be mutually beneficial because it allows funds to borrow at rates that may be more favorable than those available from banks and to make short-term loans at rates that may be more favorable than those available in the money markets. However, such an arrangement would be possible only if the Fund's current fundamental restriction regarding lending is revised as proposed. It would also be necessary to obtain regulatory relief to enter into such an arrangement. Other than facilitating such a credit agreement in the event that the Manager recommends it and the Board approves it, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.


PROPOSAL 3(e): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING
UNDERWRITING

      The Fund currently has a fundamental restriction that prohibits it from underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in disposing of a portfolio security.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the Fund to underwrite the securities of other issuers to the extent the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.

      The primary purpose of the proposal is to clarify that the Fund is not prohibited from investing in other investment companies, even if, as a result of buying and selling shares of other investment companies, the Fund may technically be considered an underwriter under the federal securities laws.

      Revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.


PROPOSAL 3(f): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING PURCHASES OR SALES OF REAL ESTATE

      The Fund currently has a fundamental restriction that prohibits it from purchasing or holding real estate.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to permit the Fund to invest in securities secured by real estate or interests therein or issued by persons that deal in real estate or interests therein. The amendment would expressly permit the Fund to invest in real estate investment trusts ("REITs").

      A REIT is a company, which may be publicly traded, that invests in a portfolio of real estate properties, mortgages or both. REITs may specialize in certain kinds of property (or related mortgages), such as houses, apartments, shopping centers, or offices. They engage professional managers to supervise their investments. REITs are afforded special treatment under federal tax law, most notably in that earnings are not taxed at the REIT level but instead at the shareholder level. While REITs may offer a relatively high yield, an investment in a REIT involves certain risks, particularly price volatility. In addition, if the Fund invests in REITs, the Fund's shareholders will bear a proportionate share of the REITs expenses (such as management, legal and audit fees) in addition to the Fund's expenses.

      The Manager may also determine that certain other securities that are secured by real estate or interests therein, or issued by persons that deal in real estate or interests therein, are potentially attractive investments for the Fund. Amending this fundamental restriction as proposed would permit the Fund to make such investments.

      Because the Manager has no current plans for the Fund to invest in REITs or otherwise to change the Fund's current practices with respect to real estate-related investments, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.


PROPOSAL 3(g): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING DIVERSIFICATION

      The Fund currently has a fundamental restriction that prohibits it from investing more than 5% of its total assets (taken at market) in securities of any one issuer, other than the US Government, its agencies or instrumentalities. The Fund is also prohibited, under this fundamental restriction, from buying more than 10% of the voting securities of any issuer.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to allow the Fund to make any investment consistent with the Fund's classification as a diversified investment company under the 1940 Act.

      The Fund is operated as a diversified investment company under the 1940 Act. In general, this means that, with respect to 75% of the value of the Fund's total assets, the Fund invests in cash, cash items, obligations of the US government, its agencies, or instrumentalities, securities of other investment companies and "other securities". These "other securities" (which, in practice, represent substantially all of the Fund's portfolio) are subject to two additional requirements. Specifically, the Fund may not invest more than 5% of its total assets in the securities of a single issuer, and the Fund may not hold more than 10% of an issuer's outstanding voting securities.

      The Board believes that compliance with the statutory requirements applicable to a diversified fund provides sufficient protection for shareholders from the risks of holding securities of too few issuers in the Fund's portfolio. Moreover, the existing fundamental restriction with respect to diversification requires that the Fund perform a separate test to establish compliance, in addition to the test required under the 1940 Act. If this restriction is eliminated, the Fund would be permitted to invest up to 25% of its total assets in a single issuer. Investing a larger percentage of the Fund's assets in a single issuer's securities would increase the Fund's exposure to market, credit and other risks associated with that issuer's financial condition and business operations. However, the Manager has no current intention of investing more than 5% of the Fund's total assets in the securities of any one issuer.

      Revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.


PROPOSAL 3(h): TO AMEND THE FUND'S FUNDAMENTAL RESTRICTION REGARDING INDUSTRY CONCENTRATION

      The Fund currently has a fundamental restriction that prohibits it from investing more than 25% of its total assets at market value in any one industry, except that the Fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries, except when investing for temporary defensive purposes.

      The Board recommends that this restriction be amended, as set forth in Exhibit A, to clarify that this 25% limitation on industry concentration is a "25% or more" and not a "more than 25%" limitation and that it also does not apply to securities issued or guaranteed by the US Government or any of its agencies or instrumentalities.

      A fund "concentrates" in an industry or group of industries if it invests 25% or more of its total assets in that industry or group. Under the 1940 Act, an investment company's restriction regarding industry concentration must be fundamental. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

      The Fund does not, under normal market conditions, invest a significant proportion of its assets in US government securities or those issued by its agencies or instrumentalities. It may do so, however, for temporary defensive purposes during times of adverse market conditions. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

 PROPOSALS TO ELIMINATE CERTAIN FUNDAMENTAL RESTRICTIONS BECAUSE THE BOARD HAS
                  ADOPTED SIMILAR NON-FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. In each case, the Board has adopted a similar non-fundamental restriction. The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. Changes to non-fundamental restrictions may be approved by the Board without a vote of the shareholders, although shareholders would be informed (through a change to the Fund's Prospectus or Statement of Additional Information, as applicable) of any change to a non-fundamental restriction that, in turn, results in a material change to the way the Fund is managed. The Board believes the Fund will benefit from having these restrictions as non-fundamental instead of fundamental, because the change will enable the Board to respond more quickly to changes in the law, regulations or the market, and to evaluate new proposals by the Manager without incurring the delays and costs associated with shareholder approval.


PROPOSAL 3(i): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING SHORT SALES

      The Fund currently has a fundamental restriction that prohibits it from selling securities short.

      Certain state laws previously required the Fund to have a fundamental restriction concerning short selling, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996. As a result, the Board recommends that this restriction be eliminated, as set forth in Exhibit A, to allow the Fund to sell securities short or maintain a short position to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to engage in short sales, although the Fund would be required to satisfy certain requirements as described in Proposal 3(c) in order to engage in short sales.

      In a short sale, a fund sells a security it does not own when the portfolio manager thinks that the value will decline. The fund generally borrows the security to deliver to the buyer in a short sale. The fund then must buy the security at its market price when the borrowed security must be returned to the lender.

      The use of short sales by the Fund could pose certain risks, including potential losses, if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position.

      Because the Manager does not currently intend to seek Board approval to sell securities short or maintain a short position, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Manager may recommend short-selling activity to the Board in the future, however, if appropriate investment opportunities arise.


PROPOSAL 3(j): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING CONTROL OR MANAGEMENT OF ANY COMPANY

      The Fund currently has a fundamental restriction that prohibits it from investing to control or manage any company.

      Certain state laws previously required the Fund to have a fundamental restriction concerning investing to control or manage a company, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996. As a result, the Board recommends that this restriction be eliminated, as set forth in Exhibit A, to allow the Fund to invest for the purpose of controlling or managing any company to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to invest for the purpose of controlling or managing any company.

      If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. The recommended change will allow the Fund to make such acquisitions, under circumstances that the Manager deems appropriate. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

      The Manager does not currently intend to seek Board approval to invest for the purpose of controlling or managing any company. Therefore, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The Manager may seek Board approval to invest for this purpose in the future, however, if appropriate investment opportunities arise.


                 PROPOSALS TO ELIMINATE FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. Eliminating these restrictions will pro-vide the Fund with greater flexibility to respond to future legal, regulatory, market or technical changes. The Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective. In order to provide maximum flexibility in managing the Fund and to conform the restrictions to those of other funds in the Seligman Group, the Board determined that eliminating the fundamental restrictions listed below would be in the best interests of the Fund.


PROPOSAL 3(k): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING TRANSACTIONS IN OPTIONS

      The Fund currently has a fundamental restriction that prohibits it from writing or purchasing put, call, straddle or spread options. The exception to this restriction permits the Fund to purchase put options solely for the purpose of hedging against a decline in the price of securities held in the Fund's portfolio.

      The Board recommends that this restriction be eliminated to allow the Fund to engage in options transactions to the extent they are permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to engage in options transactions, although the Fund would be required to satisfy certain requirements as described in Proposal 3(c) in order to engage in options transactions. As discussed below, the Board has adopted a non-fundamental operating policy regarding the Fund's use of derivatives, under which the Fund may not engage in new types of derivative transactions, including those involving options, without the Board's approval.

      An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

      Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination pro-tects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

      Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested (i.e., the premium). A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price).

      Under the Fund's derivatives policy, the Manager must seek Board approval for the Fund to engage in transactions in options and other derivatives if they are of a type that the Fund has not previously utilized. Pursuant to this policy, the Board has approved, subject to shareholder approval of this proposal, the Manager's request that the Fund be permitted to purchase put options, call options, put spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security). Because of the substantial risks involved in options transactions, options strategies will be permissible only if the Manager and the Board determine that their use is advisable. If this fundamental restriction is eliminated, the Fund's use of options strategies that the Board has approved will broaden the scope of the securities or instruments in which the Fund may invest and may affect the day-to-day management of the Fund and its investment performance.


PROPOSAL 3(l): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING INVESTMENT IN OTHER INVESTMENT COMPANIES

      The Fund currently has a fundamental restriction that prohibits it from investing in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors.

      The Board recommends that this restriction be eliminated to allow the Fund to invest in securities issued by other investment companies to the extent permissible under applicable law.

      The Fund would continue to remain subject to the limitations on investments in other investment companies imposed by the 1940 Act. Under the 1940 Act, investment in securities issued by other investment companies is strictly limited; however, a fundamental restriction regarding investment in other investment companies is not required. In brief, absent special relief from the SEC, the 1940 Act prohibits the Fund from holding more than 3% of the outstanding voting securities of another invest-ment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall.

      If the Fund invests in other investment companies, the Fund will indirectly bear expenses, such as management fees, of those other investment companies, in addition to the Fund's own expenses.

      The Board has approved, subject to shareholder approval of this proposal, the Manager's request that the Fund be permitted to invest, from time to time, in exchange-traded funds ("ETFs"), within the limits prescribed by the 1940 Act, if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index. Investments in ETFs are relatively liquid and may be attractive to the Fund at certain times. For example, the Fund might temporarily invest cash in an ETF before the cash is used to meet redemption requests or to pay dividends. In this way, the cash may be invested in securities that Seligman expects to earn a return that is better aligned with the Fund's investment objective than alternative short-term investments. Eliminating this fundamental restriction is not otherwise expected to affect the day-to-day management of the Fund, the investment performance of the Fund, or the securities or instruments in which the Fund invests.


PROPOSAL 3(m): TO ELIMINATE THE FUND'S FUNDAMENTAL RESTRICTION REGARDING MORTGAGES AND PLEDGES

      The Fund currently has a fundamental restriction that prohibits it from mortgaging or pledging any of its assets. The exception to this restriction permits mortgaging or pledging assets to the extent necessary to effect permitted borrowings of up to 15% of its total assets on a secured basis.

      The Board recommends that this restriction be eliminated to allow the Fund to mortgage or pledge its assets to the extent permissible under applicable law. The Manager is currently not aware of any laws that restrict the Fund's ability to mortgage or pledge assets. The Fund may pledge assets in connection with certain borrowings and derivatives transactions, but any such pledges are not expected to constitute a significant part of the Fund's investment activities.

      Mortgages and pledges of assets can involve substantial risks. In particular, if the Fund were to default on its payment obligation under an instrument that is secured by a mortgage or pledge of the Fund's assets, the counterparty could foreclose on those assets. The loss of the assets could adversely affect the Fund's performance. However, the Manager has advised the Board that it does not expect transactions involving mortgages or pledges to become a significant part of the Fund's investment activity.


    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 3(a)-3(m).

                                D. OTHER MATTERS
                                ----------------

      The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any Shareholder proposal properly presented at the Meeting.

      A shareholder proposal intended to be represented at any meeting called in the future must be received by the Fund within a reasonable time before the solicitation for that meeting is made. Otherwise the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal law.


                                   E. EXPENSES
                                   -----------

      The Fund will bear the cost of soliciting Proxies except as noted below. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Fund, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Fund may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in soliciting shareholders on behalf of the Fund at an anticipated cost of $___, plus expenses, payable by the Fund.

                                             By order of the Board of Directors,
                                             /s/ Frank J. Nasta

                                                           Secretary

                                   ----------

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                    EXHIBIT A

          FUNDAMENTAL RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED

      The following chart outlines the Fund's current fundamental restrictions for which revisions are proposed, and the corresponding revisions or eliminations that are proposed. For more information about the proposed changes, please refer to Proposals 3(a) through 3(p) in the Proxy Statement.

--------------------------------------------------------------------------------
          CURRENT RESTRICTIONS                     PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
(a) The Fund may not purchase or sell     The Fund may not purchase or sell
    commodities and commodity contracts.  commodities or commodity contracts, except to the extent permissible under
                                          applicable law and interpretations, as
                                          they may be amended from time to time.

                                          In addition, the Board has adopted the
                                          following non-fundamental policy: The
                                          Fund may purchase and sell commodities
                                          and commodity contracts only to the
                                          extent that such activities do not
                                          result in the Fund being a "commodity
                                          pool" as defined in the Commodity
                                          Exchange Act and the Commodity Futures
                                          Trading Commission's regulations and
                                          interpretations thereunder.

                                          The Fund has adopted the following
                                          non-fundamental policy: The Manager
                                          must seek Board approval to invest in
                                          any new type of commodity if it is of
                                          a type the Fund has not previously
                                          utilized.
--------------------------------------------------------------------------------
(b) The Fund may not purchase             The Fund may not purchase securities
    securities on "margin".               on margin except as permitted by the
                                          1940 Act or any rule thereunder, any
                                          SEC or SEC staff interpretations
                                          thereof or any exemptions therefrom
                                          which may be granted by the SEC.
--------------------------------------------------------------------------------
(c) The Fund may not borrow money,        The Fund may not issue senior
    except in an amount not to exceed     securities or borrow money, except as
    one-third of the value of its total   permitted by the 1940 Act or any rule
    assets, less liabilities other than   thereunder, any SEC or SEC staff
    such borrowing.                       interpretations thereof or any
                                          exemptions therefrom which may be
                                          granted by the SEC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          CURRENT RESTRICTIONS                     PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
(d) The Fund may not make loans, except   The Fund may not make loans, except as
    loans of portfolio securities and     permitted by the 1940 Act or any rule
    except to the  extent the purchase    thereunder, any SEC or SEC staff
    of notes,  bonds or other evidences   interpretations thereof or any
    of  indebtedness, the entry into      exemptions therefrom which may be
    repurchase agreements or deposits     granted by the SEC.
    with banks may be considered loans.
--------------------------------------------------------------------------------
(e) The Fund may not underwrite the       The Fund may not underwrite the
    securities of other issuers, except   securities of other issuers, except
    insofar as the Fund may be deemed an  insofar as the Fund may be deemed an
    underwriter  under the 1933 Act in    underwriter under the 1933 Act in
    disposing  of a portfolio security.   disposing of a portfolio security or
                                          in connection with investments in
                                          other investment companies.
--------------------------------------------------------------------------------
(f) The Fund may not purchase or hold     The Fund may not purchase or hold any
    real estate.                          real estate, except the Fund may
                                          invest in securities secured by real
                                          estate or interests therein or issued
                                          by persons (including real estate
                                          investment trusts) which deal in real
                                          estate or interests therein.
--------------------------------------------------------------------------------
(g) The Fund may not invest more than     The Fund may not make any investment
    5% of its total assets (taken at      inconsistent with its classification
    market) in securities of any one      as a diversified company under the
    issuer, other than the US             1940 Act.
    Government, its agencies or
    instrumentalities or buy more than
    10% of the voting securities of any
    issuer.
--------------------------------------------------------------------------------
(h) The Fund may not invest more than     The Fund may not invest 25% or more of
    25% of the value of its total         its total assets, at market value, in
    assets, at market value, in any one   the securities of issuers in any
    industry, except that the Fund will   particular industry, provided that
    invest at least 25% of the value of   this limitation shall exclude
    its total assets in securities of     securities issued or guaranteed by the
    companies principally engaged in      US Government or any of its agencies
    the communications, information and   or instrumentalities.
    related industries, except when
    investing for temporary defensive
    purposes.
--------------------------------------------------------------------------------
(i) The Fund may not sell "short".        The restriction has been adopted as a
                                          non-fundamental restriction and will
                                          be eliminated as a fundamental
                                          restriction.
--------------------------------------------------------------------------------
(j) The Fund may not invest to control    The restriction has been adopted as a
    or manage any company.                non-fundamental restriction and will
                                          be eliminated as a fundamental
                                          restriction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          CURRENT RESTRICTIONS                     PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
(k) The Fund may not write or purchase    The restriction will be eliminated.
    put, call, straddle or spread
    options except that the Fund may      The Fund has adopted the following
    purchase put options solely for the   non-fundamental  policy: The Manager
    purpose of hedging against a          must seek Board approval to invest in
    decline in the price of securities    any new type of option if it is of the
    held in the Fund's portfolio.         type the Fund has not previously
                                          utilized.
--------------------------------------------------------------------------------
(l) The Fund may not invest in            The restriction will be eliminated.
    securities issued by other
    investment companies, except in
    connection with a merger,
    consolidation, acquisition or
    reorganization or for the purpose
    of hedging the Fund's obligations
    under its deferred compensation
    plan for directors.
--------------------------------------------------------------------------------
(m) The Fund may not mortgage or pledge   The restriction will be eliminated.
    any of its assets, except to the
    extent necessary to effect
    permitted borrowings of up to 15%
    of its total assets on a secured
    basis.
--------------------------------------------------------------------------------

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017


                                    SELIGMAN
                                 COMMUNICATIONS
                                      AND
                                  INFORMATION
                                   FUND, INC.

                           Notice of Special Meeting
                                of Shareholders
                                      and
                                Proxy Statement
                        --------------------------------
                           Time:  November 1, 2002
                                  10:00 A.M.
                        --------------------------------
                           Place: Offices of the Fund
                                  100 Park Avenue
                                  New York, NY 10017


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Please  date,  fill in and  sign  the  enclosed  proxy  card  and mail it in the enclosed return envelope which requires no postage if mailed in the United States. You can also vote by telephone or through the Internet. Please refer to your proxy card for complete voting instructions.
--------------------------------------------------------------------------------

PROXY

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                       100 Park Avenue, New York, NY 10017



                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC., to be held November 1, 2002 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)



                                        DATED
                                                  ----------------------, 2002

                                        ---------------------------------------
                                        Signature

                                        ---------------------------------------
                                        Signature

                                        Please sign exactly as your name(s)
                                        appear(s) on this proxy. Only one
                                        signature is required in case of a joint account. When signing in a representative capacity, please give title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

-----------------------------------------------    ----------------------------------------------
                  VOTE BY TELEPHONE                                VOTE BY TELEPHONE
1.   Read the Proxy Statement and have this        1.   Read the Proxy Statement and have this
     card on hand                                       card on hand
2.   Call toll-free 1-800-690-6903                 2.   Go to www.proxyweb.com
3.   Enter the control number shown on the         3.   Enter the control number shown on the
     reverse side and follow the simple                 reverse side and follow the simple
     instructions                                       instructions
4.   Keep this card for your records               4.   Keep this card for your records
-----------------------------------------------    ----------------------------------------------

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.     ELECTIONS OF DIRECTOR NOMINEES:                      [ ] FOR          [ ] WITHOLD     [ ] WITHOLDING       1.
                                                            all nominees     all nominees    AUTHORITY
       01)  John R. Galvin       07)  William C. Morris                                      for individual
       02)  Paul C. Guidone      08)  Leroy C. Richie                                        nominees listed
       03)  Alice S. Ilchman     09)  James Q. Riordan
       04)  Frank A. McPherson   10)  Robert L. Shafer
       05)  John E. Merow        11)  James N. Whitson
       06)  Betsy S. Michel      12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.)

----------------------------------------

----------------------------------------


                                                                       FOR        AGAINST     ABSTAIN
2.     Ratification of the selection of Deloitte & Touche LLP          [ ]          [ ]         [ ]         2.
       as Auditors.

3(a).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(a).
       restriction regarding investments in commodities.

3(b).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(b).
       restriction regarding the purchase of securities on
       margin.

3(c).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(c).
       restriction regarding borrowing.

3(d).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(d).
       restriction regarding lending.

3(e).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(e).
       restriction regarding underwriting.

3(f).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(f).
       restriction regarding purchases or sales of real estate.

3(g).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(g).
       restriction regarding diversification.

3(h).  To approve amendments to the Fund's fundamental                 [ ]          [ ]         [ ]         3(h).
       restriction regarding industry concentration.

3(i).  To approve the elimination of the Fund's fundamental            [ ]          [ ]         [ ]         3(i).
       restriction regarding short sales.

3(j).  To approve the elimination of the Fund's fundamental            [ ]          [ ]         [ ]         3(j).
       restriction regarding control or management of any
       company.

3(k).  To approve the elimination of the Fund's fundamental            [ ]          [ ]         [ ]         3(k).
       restriction regarding transactions in options.

3(l).  To approve the elimination of the Fund's fundamental            [ ]          [ ]         [ ]         3(l).
       restriction regarding investment in other investment
       companies.

3(m).  To approve the elimination of the Fund's fundamental            [ ]          [ ]         [ ]         3(m).
       restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

                             J. & W. Seligman & Co.
                                  Incorporated


                                                     September 12, 2002


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549-0013

    Re: Seligman Communications and Information Fund, Inc. (the "Fund") File Nos. 2-80168 and 811-3596



Dear Sir or Madame:

         Following, pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended (the "Act"), is an edgarized copy of preliminary form of proxy card, notice of meeting and proxy statement in connection with a Special Meeting of Shareholders of the Fund to be held on November 1, 2002.

         We are filing the materials in preliminary form due to the inclusion of proposals to amend or eliminate certain of the Fund's fundamental investment policies. In addition, the materials include a proposal to elect directors and a proposal to ratify the selection of auditors.

         Please call the undersigned at (212) 850-1802 if you have any questions or comments.


                                                     Very truly yours,


                                                     /s/ John E. McLean
                                                     ------------------------
                                                     John E. McLean
                                                     Assistant Vice President
                                                     Law and Regulation





                100 Park Avenue New York, NY 10017 (212) 850-1864